UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2008



                            HERITAGE FINANCIAL GROUP
                            ------------------------

             (Exact name of Registrant as specified in its charter)


   United States                    000-51305                    45-0479535
   --------------                   ---------                    ----------
  (State or Other            (Commission File Number)         (I.R.S. Employer
   Jurisdiction                                              Identification No.)
 of Incorporation)


               721 North Westover Boulevard, Albany, Georgia 31707
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On December 16, 2008, the Company's Board of Directors authorized a new share repurchase plan, which authorizes the repurchase of up to 250,000 shares, or approximately 10% of the Company's currently outstanding publicly held shares of common stock. The new plan, which will expire in December 2009 unless otherwise extended or completed by an earlier date, follows a 125,000-share repurchase plan just completed, which was authorized in October 2008.

         In connection with the new share repurchase plan, the Company has adopted a Rule 10b5-1 stock trading plan authorizing a broker, on behalf of the Company, to repurchase up to 100,000 shares. The trading plan authorizes repurchases through the date the Company releases earnings report for the period ended December 31, 2008, unless completed or terminated earlier, subject to the limitations set by Exchange Act Rule 10b-18.

         The Rule 10b5-1 plan allows the Registrant to execute trades during periods when it would ordinarily not be permitted to do so because it may be in possession of material non-public information, because of insider trading laws or self-imposed trading blackout periods. The Broker will have the authority, under the prices, terms and limitations set forth in the Rule 10b5-1 plan, including compliance with Rule 10b-18 of the Act, to repurchase shares on the Registrant's behalf. Because repurchases under the Rule 10b5-1 plan will be triggered by certain share prices, there is no guarantee as to the exact number of shares that will be repurchased under the Rule 10b5-1 plan, or that there will be any repurchases at all pursuant to the rule 10b5-1 plan. Further, subject to the rules and regulations of the Act and other applicable laws, the Rule 10b5-1 plan may be suspended or discontinued at any time in the Registrant's sole discretion.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

             None


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HERITAGE FINANCIAL GROUP



Date:  December 18, 2008                         By:  /s/  T. Heath Fountain
                                                      --------------------------
                                                       T. Heath Fountain
                                                       Senior Vice President and
                                                       Chief Financial Officer